THE EMPIRE BUILDER TAX FREE BOND FUND

                       Statement of Additional Information
                                  June 28, 2006

      This Statement of Additional Information ("SAI") contains material which may be of interest to investors but which is not included in the prospectus of The Empire Builder Tax Free Bond Fund (the "Fund"). This SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the prospectus of the Fund dated June 28, 2006, as supplemented from time to time (the "Prospectus"). This SAI should be read in conjunction with the Prospectus. Certain disclosure is incorporated into this SAI from the Fund's Annual Report. Investors may obtain a free copy of the Prospectus and/or Annual Report by writing to BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 or by calling 1-800-847-5886.

                                Table of Contents

     Definitions.......................................................2
     Fund History......................................................2
     Investment Goal and Policies......................................2
     Investment Restrictions..........................................10
     Management.......................................................12
     Trustee Compensation.............................................15
     Investment Adviser...............................................15
     Portfolio Manager................................................19
     Determination of Net Asset Value.................................19
     Purchase of Shares...............................................20
     Investment Programs..............................................20
     Taxes............................................................22
     Automatic Withdrawal Program for Builder Class Shares............25
     Shareholder Liability............................................26
     Shareholder Voting...............................................26
     Independent Registered Public Accounting Firm....................26
     Financial Statements.............................................26
     Custodian........................................................26

     Appendix A - Investment Ratings.................................A-1

                                   DEFINITIONS

The "Adviser" or the "Distributor"      Glickenhaus & Co.

The "Administrator"                     BISYS Fund Services Ohio, Inc.

The "Transfer Agent" or "Fund           BISYS Fund Services Ohio, Inc. or
Accountant"                             BISYS Fund Services, Inc.

The "SEC"                               Securities and Exchange Commission

                                  FUND HISTORY

      The Fund was organized as a Massachusetts business trust on September 30, 1983. A copy of the Fund's Amended and Restated Agreement and Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.


      The Fund is a no-load, open-end, non-diversified management investment company with an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series or classes of such shares. Shares of different series or classes can bear different levels of expenses. The Fund's shares are not presently divided into series. The Fund's shares are, however, currently divided into two classes: the Premier Class and the Builder Class. The two classes bear all Fund level expenses pro rata based on the aggregate net asset value ("NAV") of the outstanding shares of the two classes, except that transfer agency costs are class specific and expenses incurred by a class are charged directly to that class.


                          INVESTMENT GOAL AND POLICIES

      The Fund's investment goal and its investment policies are described in detail in the Prospectus. The investment goal of the Fund is to seek as high a level of current income exempt from federal income tax and New York State and City personal income taxes as the Adviser believes is consistent with the preservation of capital. This SAI contains additional information about those policies and about certain miscellaneous investment practices in which the Fund may engage. The Fund is also subject to certain investment restrictions described below.

New York Tax Exempt Bonds
-------------------------

      As used in this SAI, the term "New York Tax Exempt Bonds" refers to debt securities, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and New York State and City personal income taxes (other than the possible incidence of any alternative minimum tax). New York Tax Exempt Bonds consist primarily of bonds of the State of New York and its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which certain New York Tax Exempt Bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of industrial development bonds and private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Other types of industrial development and private activity bonds are used to finance the construction, equipment, repair or improvement of privately operated industrial or commercial facilities. Industrial development bonds and private activity bonds are included within the term New York Tax Exempt Bonds if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and New York State and City personal income taxes (other than the possible incidence of any alternative minimum tax). The Fund may invest more than 25% of the value of its total assets in such bonds, but not more than 25% in bonds backed by non-governmental users in any one industry (see "Investment Restrictions"). However, as described in the Prospectus under "Dividends, Distributions and Taxes," the income from certain private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax, and it is a fundamental policy of the Fund that distributions from interest income on such private activity bonds, together with distributions of interest income on investments other than New York Tax Exempt Bonds, will normally not exceed 10% of the total amount of the Fund's income distributions.

      In  addition,   the  term  "New  York  Tax  Exempt  Bonds"  includes  debt obligations issued by other governmental entities (for example, U.S. possessions, such as Puerto Rico, Guam and the Virgin Islands) if such debt obligations generate interest income that is exempt from federal income tax and New York State and City personal income taxes (other than any alternative minimum taxes).

      New York Tax Exempt Bonds purchased by the Fund will be of "investment grade" quality. This means that at the time of purchase, the bonds will be rated in the four highest grades assigned by both Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) and Standard & Poor's Corporation ("S&P") (AAA, AA, A or BBB) or will be unrated securities which the Adviser determines are of comparable quality (a description of the four highest grades of debt securities and the highest grade of commercial paper of Moody's and of S&P is included in this SAI). The Fund will not invest more than 50% of its total assets in New York Tax Exempt Bonds that are rated Baa by Moody's or BBB by S&P at the time of purchase or that, if unrated, are determined by the Adviser to be of comparable quality. Securities rated Baa or BBB (and comparable unrated securities) have some speculative characteristics; unfavorable changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer of these securities to make principal and interest payments than is the case with higher quality securities. Bonds rated Baa by Moody's are considered medium grade obligations, the security for payment of interest and principal being currently considered adequate, but certain protective elements may be lacking over any great length of time. S&P's description of BBB bonds is similar, although not identical. It should be noted that the amount of information about the financial condition of an issuer of New York Tax Exempt Bonds may not be as extensive as which is made available by corporations whose securities are publicly traded.

      The value of the Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities, such as New York Tax Exempt Bonds, generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes in the credit ratings of obligations and in the ability of an issuer to make payments of interest and principal will also affect the values of these investments. The value of the Fund's shares will fluctuate with the value of its investments.

      Because preservation of capital is part of the Fund's investment objective, and the portion of the Fund's assets that may be invested in securities rated below A (and comparable unrated securities) is limited, the Fund's yield and total return may be significantly lower than that of many other New York Tax Exempt Bond funds during any particular period or over extended periods. For temporary purposes (such as pending new investments) or liquidity purposes (such as to meet repurchase or redemption obligations or to pay expenses), the Fund may invest in taxable obligations, provided that not more than 10% of the Fund's income distributions are subject to federal income tax, alternative minimum tax, and/or New York State and City personal income taxes. The Fund may also invest in taxable obligations on a temporary defensive basis due to market conditions, in which case more than 10% of the Fund's income distributions could be subject to federal income tax, alternative minimum tax and/or New York State and City personal income taxes. Such taxable obligations may include obligations of the U.S. government, its agencies or instrumentalities, other debt securities rated within the four highest grades by either Moody's or S&P, commercial paper rated in the highest two grades by either of such rating services, certificates of deposit and bankers' acceptances of banks having deposits in excess of $2 billion, and repurchase agreements with respect to any of the foregoing investments. The Fund may also hold its assets in other cash equivalents or in cash.

      Classifications of New York Tax Exempt Bonds. The two principal classifications of New York Tax Exempt Bonds are general obligation and revenue bonds. General obligation bonds involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. The characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or a specific revenue source and generally not from the unlimited revenues of the issuer. Industrial development bonds and private activity bonds are in most cases revenue bonds, and depend heavily on the creditworthiness of the user of the facilities.

      Special Considerations Concerning New York Tax Exempt Bonds. Since the Fund invests primarily in New York Tax Exempt Bonds, the performance of the Fund may be affected by factors pertaining to the New York economy and other factors specifically affecting the ability of issuers of New York Tax Exempt Bonds to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state or local governments and political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to them and on their fiscal conditions generally. The amounts of tax and other revenues available to issuers of New York Tax Exempt Bonds may be affected from time to time by economic, political and demographic conditions. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of New York Tax Exempt Bonds may also affect their ability to meet their obligations. Payments of principal and interest on revenue bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in New York or a particular locality. Any reduction in the actual or perceived ability of an issuer of New York Tax Exempt Bonds to meet its obligations (including a reduction in the rating of its outstanding securities) would likely adversely affect the market value and marketability of its obligations and could adversely affect the values of other New York Tax Exempt Bonds.

      There are,  of course,  variations  in the credit  quality of New York Tax
Exempt   Bonds,   both   within  a   particular   classification   and   between
classifications, depending on numerous factors (see Appendix A).

      Yields. The yields on New York Tax Exempt Bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the New York Tax Exempt Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of the New York Tax Exempt Bonds that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, New York Tax Exempt Bonds with the same maturity, interest rate and rating may have different yields while New York Tax Exempt Bonds of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of New York Tax Exempt Bonds or other investment may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund's portfolio, but the Adviser will consider such an event as part of its normal, ongoing review of all the Fund's portfolio securities.

      "Moral Obligation" Bonds. The Fund does not currently intend to invest in so-called "moral obligation" bonds, where repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by the Fund.

      Additional Risks. Securities in which the Fund may invest, including New York Tax Exempt Bonds, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the New York legislature extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their New York Tax Exempt Bonds may be materially affected or that their obligations may be found to be invalid and unenforceable.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of New York Tax Exempt Bonds for investment by the Fund and the value of the Fund's portfolio could be materially affected, in which event the Fund would reevaluate its investment objective and policies and consider changes in the structure of the Fund or dissolution.

Hedging Activities
------------------

      General Characteristics of Futures Contracts. The Fund may purchase and sell financial futures contracts, options on such futures contracts and options on securities indexes to hedge against changes in the values of New York Tax Exempt Bonds the Fund owns or expects to purchase.

      A futures contract sale generally creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. (As described below, however, index futures contracts do not require actual delivery of the securities making up an index.) A futures contract purchase creates an obligation by the purchaser to take delivery of the underlying financial instrument on a specified delivery date at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded only on commodity exchanges or boards of trade, known as "contract markets", approved for such trading by the Commodity Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

      Although most futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash and/or securities. This amount is known as "initial margin." Initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

      Subsequent payments to and from the broker involved in the transaction occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the futures contract fluctuates. For example, when the Fund has purchased a futures contract and the price of the underlying index or security has risen, that position may have increased in value, in which event the Fund would receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased a futures contract and the price of the underlying index or security has declined, the position may be less valuable, in which event the Fund would be required to make a variation margin payment to the broker.

      When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

      The Fund may purchase and sell futures contracts on The Bond Buyer Municipal Bond Index (the "Index") (or any other tax-exempt bond index approved for trading by the CFTC) to hedge against general changes in market values of New York Tax Exempt Bonds, which the Fund owns or expects to purchase. The Index is composed of 40 high quality tax-exempt bonds and is intended to represent a numerical measure of market performance for long-term tax-exempt bonds. The Index assigns relative weightings to the tax-exempt bonds included in the Index, and the Index fluctuates with changes in the market values of those bonds. For example, if the Adviser expected interest rates to increase, the Fund might sell futures contracts on an index. If rates did increase, the value of New York Tax Exempt Bonds held by the Fund would decline, but this decline would usually, but not necessarily, be offset in whole or in part by an increase in the value of the Fund's position in futures contracts. If, on the other hand, the Fund had cash reserves and short-term investments pending anticipated investment in New York Tax Exempt Bonds, and the Adviser expected interest rates to decline, the Fund might purchase futures contracts on an index. The Fund could thus take advantage of the anticipated rise in the values of New York Tax Exempt Bonds without actually buying them until the market had stabilized.

      The Fund may also purchase and sell, subject to the limitations set forth in the Prospectus, futures and options on U.S. Treasury securities ("Treasury Futures") in order to hedge against interest rate changes or other general changes in market values which would be expected to affect the value of the New York Tax Exempt Bonds which the Fund owns or expects to purchase. Changes in value in Treasury Futures resulting from interest rate changes or other general market conditions may not be as closely correlated with the value of New York Tax Exempt bonds as changes in value of the Index. However, Treasury Futures generally offer greater liquidity than futures contracts on the Index, which reduces the risk that the Fund will not be able to liquidate a position in a futures contract and may also make Treasury Futures a more effective hedging tool than futures on the Index in some market conditions.

      The Fund will not purchase or sell futures contracts or purchase or sell related options or index options if, as a result, the sum of initial margin deposits on the Fund's existing futures contracts and related options plus premiums paid for outstanding options purchased by the Fund would exceed 5% of the Fund's net assets.

      The successful use of futures and related options and of index options will usually depend on the Adviser's ability to forecast interest rate movements correctly. The Fund's ability to hedge its portfolio positions through these transactions also depends on the degree of correlation between the index underlying the futures and options purchased and sold by the Fund and the New York Tax Exempt Bonds which are the subject of the hedge. The successful use of futures and options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. In the case of options purchased by the Fund, the risk of loss is limited to the premium paid, whereas in the case of options written by the Fund and in the case of a purchase or sale of futures contract, the risk of loss is limited only to the extent that increases in the value of the Fund's investment in securities during the period of the futures contract may offset losses on the futures contract over the same period.

      Income derived by the Fund from options and futures transactions will not be exempt from federal income tax or New York State or City personal income taxes.

      Index Futures Contracts and Options. An index futures contract is a contract to buy or sell units of a specified index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is based on the current value of the relevant index. For example, an index futures contract currently traded on the Chicago Board of Trade is based on the Index. The Index futures contract trades in units equal to $1,000 times the value of the Index. Unlike futures contracts relating to a single specific security, which require the actual delivery of the underlying security at a future date, no delivery of the actual securities making up the Index will take place under an index futures contract. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being based on the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 50 units of the Index at a specified future date at a value of 90 and the value of the Index is 95 on that future date, the Fund will gain $250,000 (50 units times a gain of 5 times $1000). If the Fund enters into a futures contract to sell 50 units of the Index at a specified future date at a value of 90 and the value of the Index is 95 on that future date, the Fund will lose $250,000 (50 units times a loss of 5 times $1000).

      Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right in return for the premium paid to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the specific securities, at the specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the index futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account maintained with respect to the option. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made on the expiration date entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contracts are based. Purchasers of options who fail to exercise their options prior to expiration suffer a loss of the premium paid.

      As an alternative to purchasing call and put options on an index futures contract, the Fund may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Such options would be used in a manner similar to the use of options on index futures contracts.

      Special Risks of Transactions in Futures Contracts and Related Options -- Hedging Risks. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises in connection with the use of index futures contracts and options because of the imperfect correlation between movements in the prices of the index futures contracts and movements in the prices of the securities that are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on indices the movements of which are, in its judgment, likely to correlate closely with movements in the prices of the Fund's portfolio securities sought to be hedged. In addition to the degree of correlation to the prices of the Fund's portfolio securities, the Adviser will consider the liquidity of the market in which the applicable futures contract is traded.

      Successful use of index futures contracts and related options by the Fund for hedging purposes is also subject to the Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased put options on index futures contracts to hedge its portfolio against a decline in the market, the index on which the puts are purchased may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the put options and also experience a decline in the value of its portfolio securities. In addition, the prices of index futures and related options may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market in general, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction over a short time period. The Adviser believes, however, that over time the over-all value of the Fund's portfolio will tend to move in the same direction as the market indices that are intended to correlate with the price movements of the portfolio securities sought to be hedged.

      Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the underlying securities or index. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

      There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

      Liquidity Risks. To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out the position. The ability to establish and close out positions will be subject to the maintenance of a liquid secondary market. There can be no assurance that this market will exist when the Fund seeks to close a position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Miscellaneous Investment Practices
----------------------------------

      Forward Commitments. New issues of New York Tax Exempt Bonds and other debt securities are often purchased on a "when issued" or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund may enter into such "forward commitments" if it holds, and maintains until the settlement date in a segregated account with the Fund's custodian, certain liquid obligations in an amount sufficient to meet the purchase price at all times. When the time comes to pay for when issued securities, the Fund will meet its obligations from its then available cash flow, from the sale of securities held in the segregated account or sale of other securities, or, although it would not ordinarily expect to do so, from sale of the when issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Forward commitments may themselves be considered securities. They involve a risk of loss if the value of the New York Tax Exempt Bond or other security to be purchased declines prior to the settlement date; and because such risk is in addition to the risk of decline in value of the Fund's other assets, forward commitments may involve a form of leveraging. Although the Fund will generally enter into forward commitments with the intention of acquiring New York Tax Exempt Bonds or other securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

      Taxable Investments. The Fund may invest in taxable obligations temporarily, such as pending new investments, for defensive purposes, or when it needs to keep its assets particularly liquid, such as to meet repurchase or redemption obligations or to pay expenses. However, not more than 10% of the Fund's income distributions may be subject to federal income tax, alternative minimum tax, and/or New York State and City personal income taxes under normal market conditions.

      Futures and Options and Treasury Futures. The Fund may purchase and sell financial futures contracts, options on such futures contracts and options on securities indexes to hedge against changes in the values of New York Tax Exempt Bonds the Fund owns or expects to purchase. The Fund may also purchase and sell futures and options on U.S. Treasury securities in order to hedge against interest rate changes or other general changes in market values which would be expected to affect the value of the New York Tax Exempt Bonds that the Fund owns or expects to purchase. Changes in value in Treasury Futures resulting from interest rate changes or other general market conditions may not be as closely correlated with the value of New York Tax Exempt Bonds as changes in value of the Index. The Fund will not purchase or sell futures contracts or purchase or sell related options or index options if, as a result, the sum of initial margin deposits on the Fund's existing futures contracts and related options plus premiums paid for outstanding options purchased by the Fund would exceed 5% of the Fund's net assets.

      Portfolio Turnover. Portfolio transactions will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates, but the Fund may also engage in short-term trading consistent with its objective. The Fund's portfolio turnover rate for the fiscal years ended February 28, 2005 and February 28, 2006 was 100% and 52%, respectively.

      Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. The Adviser believes that, in general, the secondary market for New York Tax Exempt Bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the Fund to make purchases and sales of securities in the foregoing manner may be limited at any particular time and with respect to any particular securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of New York Tax Exempt Bonds or changes in the investment objectives of investors.

      Repurchase Agreements. The Fund may enter into repurchase agreements with registered broker/dealers and with U.S. commercial banks with respect to not more than 10% of the value of its total assets (taken at current value) except when investing for temporary defensive purposes during times of adverse market conditions. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The seller's obligations are secured by collateral (which is marked to market on a daily basis) having a market value not less than the value of the securities purchased by the Fund plus accrued interest. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto, (b) possible sub-normal levels of income during this period and (c) expenses of enforcing its rights. If a repurchase agreement is treated as a securities loan, the Fund will not have title to the collateral. Although the Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies or instrumentalities.

                                   ----------

      Except as described below under  "Investment  Restrictions" and except for
(1) the policy that under normal market conditions at least 90% of the Fund's income distributions will be exempt from federal income tax, alternative minimum tax, and New York State and City personal income taxes and (2) the policy that Fund distributions from interest income on "private activity bonds" the income from which is an item of tax preference for purposes of the federal alternative minimum tax for individuals, together with distributions of interest income on investments other than New York Tax Exempt Bonds, will not normally exceed 10% of the total amount of the Fund's income distributions, the investment policies described in the Prospectus and in this SAI are not fundamental and the Trustees may change such policies without any shareholder vote. As a matter of policy, however, the Trustees do not intend to change the Fund's investment objective without a vote of a majority of the outstanding voting securities of the Fund as defined below.

Disclosure of Portfolio Holdings
--------------------------------

      The Board of Trustees has approved Policies and Procedures on Disclosure of Portfolio Holdings for the Fund (the "Disclosure Policies"). The Disclosure Policies provide that the Fund may provide information regarding its portfolio holdings to its service providers where relevant to duties to be performed for the Fund and the recipients are obligated to maintain the confidentiality of that information and to not trade based on that non-public information. Such service providers include fund accountants, administrators, investment advisers, custodians, independent public accountants, and attorneys. Neither the Fund nor any service provider to the Fund may disclose information about the Fund's portfolio holdings, which may include information about trading strategies implemented or to be implemented by the Fund or pending transactions in the Fund, to other third parties except in certain limited circumstances.

            (1) The Fund, or its duly authorized service providers, may publicly disclose the Fund's holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a Fund's completed purchases and sales may only be made publicly available simultaneously or after the public disclosure of a Fund's portfolio holdings in accordance with this paragraph and in compliance with applicable laws, regulations and interpretations thereof.

            (2) The Fund may distribute (or authorize its service providers to distribute) information concerning the Fund's portfolio holdings to mutual fund evaluation services such as S&P and Morningstar before its public disclosure is required or authorized, provided that:

            -the recipient does not distribute portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become public information; and -the recipient signs a written Confidentiality Agreement. Persons and entities unwilling to execute an acceptable Confidentiality Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Disclosure Policies.

            (3) The Fund or its duly authorized service providers may distribute the following information concerning the Fund portfolio before disclosure of portfolio holdings is required or authorized, provided that the information, or information regarding the Fund's portfolio holdings from which the information is derived, has been publicly disclosed:

            -sector information and the total percentage of the Fund held in each sector; or -any other analytical data that does not identify any specific portfolio holding.

            (4) The portfolio manager and other senior officers or spokespersons of the Fund may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Disclosure Policies.

      The Disclosure Policies prohibit the Fund and any if its service providers, including its investment adviser, from entering into any arrangement to receive compensation or consideration, directly or indirectly, in return for the disclosure of non-public information about the Fund's portfolio holdings.

      The Chief Compliance Officer ("CCO") is responsible for overseeing the disclosure of the Fund's portfolio holdings for compliance with the Disclosure Policies. As part of this responsibility, the CCO will review the Fund's disclosure practices to address any conflicts between the interest of the Fund shareholders, on the one hand, and those of the investment adviser, sub-adviser, if applicable, distributor, or affiliated persons, on the other, and to ensure that all disclosures of the Fund's portfolio holdings are in the best interests of Fund shareholders.

      Each violation of these Disclosure Policies must be reported to the Fund's CCO. If the CCO, in the exercise of his or her duties, deems that such violation constitutes a "Material Compliance Matter" within the meaning of Rule 38a-1 under the 1940 Act, he/she shall report it to the Fund's Board of Trustees, as required by Rule 38a-1.

                             INVESTMENT RESTRICTIONS

      As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities of the Fund, the Fund will not:

            (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. (Such borrowings will be repaid before any additional investments are made.)

            (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the value of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction (1) above. For the purposes of this restriction, collateral arrangements with respect to margin for financial futures (including securities index futures) contracts, options on such futures contracts and options on securities indexes are not deemed to be pledges of assets.

            (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, but it may make margin payments in connection with financial futures (including securities index futures) contracts, options on such futures contracts or options on securities indexes.

            (4) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

            (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

            (6)  Purchase  or  sell  real  estate,   although  it  may  purchase
      securities which are secured by or represent interests in real estate.

            (7) Purchase or sell commodities or commodity contracts, except financial futures (including securities index futures) contracts and related options.

            (8) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, and through repurchase agreements.

            (9) Invest in securities of any issuer if, to the knowledge of the Fund, officers and Trustees of the Fund or officers and directors of the Adviser who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5%.

            (10) Invest in the securities of any issuer if, immediately after such investment, more than 5% of the value of the total assets of the Fund taken at current value would be invested in the securities of such issuer; provided that this limitation does not apply either to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities or to New York Tax Exempt Bonds.

            (11) Purchase securities restricted as to resale, if, as a result, such investments would exceed 5% of the value of the Fund's net assets.

            (12) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or New York Tax Exempt Bonds, except obligations backed only by the assets and revenues of nongovernmental users) if as a result of such purchases more than 25% of the value of the Fund's total assets would be invested in any one industry.

            (13) Acquire more than 10% of the voting securities of any issuer.

            (14) Issue any class of securities which is senior to the Fund's shares of beneficial interest except to the extent that borrowings permitted by investment restriction (1) are deemed to involve the issuance of such securities.

            (15)  Invest in (a)  securities  which in the  opinion of the Fund's investment adviser at the time of such investment are not readily marketable, (b) securities, the disposition of which is restricted under federal securities laws (as described in fundamental restriction (11) above) and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the Fund's total assets (taken at current value) would be invested in the aggregate in securities described in (a),
      (b) and (c) above.

      It is contrary to the Fund's present policy, which may be changed without shareholder approval, to:

            (1) Invest in the securities of other investment companies, except shares of other open-end management investment companies purchased on a no-load basis or by purchases in the open market involving only customary brokers' commissions or in connection with a merger, consolidation or similar transaction. (Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund generally may not (a) invest more than 10% of its total assets (taken at current value) in such securities; (b) own securities of any one investment company having a value in excess of 5% of the Fund's total assets (taken at current value); or (c) own more than 3% of the outstanding voting stock of any one investment company.)

            (2) Purchase options or puts, calls, straddles, spreads or combinations thereof, except that the Fund may buy and sell call and put options on financial futures (including securities index futures) contracts and on securities indexes; in connection with the purchase of fixed-income securities, however, the Fund may acquire attached warrants or other rights to subscribe for securities of companies issuing such fixed-income securities or securities of parents or subsidiaries of such companies. (The Fund's investment policies do not currently permit it to exercise warrants or rights with respect to equity securities.)

            (3) Purchase or sell futures contracts or purchase or sell related options or index options if, as a result, the sum of initial margin deposits on the Fund's existing futures contracts and related options plus premiums paid for outstanding options purchased by the Fund would exceed 5% of the Fund's net assets.

                                   ----------

      All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

      As provided in the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                                   MANAGEMENT

      The Trustees of the Fund are responsible under the terms of its Amended and Restated Agreement and Declaration of Trust, which is governed by Massachusetts law, for overseeing the conduct of the Fund's business. The following tables show information concerning the Trustees and principal officers of the Fund, including their principal occupations for at least the past 5 years.

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Fund ("Independent Trustees")

                                                                                     Number of
                                         Term of Office                            Portfolios in
                          Position(s)     with Trust -                              Fund Complex      Other
   Name, Address, and      Held with    Length of Time    Principal Occupation(s)   Overseen by    Directorships
  Month/Year of Birth        Fund          Served*          During Past 5 Years      Trustee      Held by Trustee
  -------------------     -----------   --------------    -----------------------  -------------  ---------------
Edward Falkenberg           Trustee    Since June 1989    Principal, ACME Real            1            None
23 Oak Lane                                               Estate (1998 to present).
Scarsdale, NY  10583
(09/40)


Edward A. Kuczmarski        Trustee    Since April 1984   Certified Public                1       Director of New
Hays & Company LLP                                        Accountant, Managing                    York Daily
477 Madison Avenue                                        Partner, Hays & Company                 Tax-Free Income
10th Floor                                                LLP (1980 to present).                  Fund, Inc. and
New York, NY  10022                                                                               9 Funds within
(11/49)                                                                                           the Reich &
                                                                                                  Tang Complex

Caroline E. Newell          Trustee    Since April 1984   Head, Park Ave. Christian       1       Director of New
62 East 83rd Street                                       Church Day School (2001                 York Daily
New York, NY 10028                                        to present); Head, Le                   Tax-Free Income
(07/40)                                                   Chateau des Enfants (1991               Fund, Inc.
                                                          to present).


John P. Steines, Jr.        Trustee    Since August 1984  Professor of Law, New           1       Director of New
NYU School of Law                                         York University School of               York Daily
Rm. 430                                                   Law (1978 to present) and               Tax-Free Income
40 Washington Square                                      Counsel, Kronish, Lieb,                 Fund, Inc.
South                                                     Weiner & Hellman (law
New York, NY  10012                                       firm) (2004 to present);
(10/48)                                                   Counsel, Deloitte &
                                                          Touche LLP (2001 to
                                                          2004).

Trustees who are Interested Persons (as defined in the 1940 Act) of the Fund ("Interested Trustees")

                                                                                     Number of
                                         Term of Office                            Portfolios in
                          Position(s)     with Trust -                              Fund Complex      Other
   Name, Address, and      Held with    Length of Time    Principal Occupation(s)   Overseen by    Directorships
  Month/Year of Birth        Fund          Served*          During Past 5 Years      Trustee      Held by Trustee
  -------------------     -----------   --------------    -----------------------  -------------  ---------------
Seth M. Glickenhaus**      Trustee,     Since April 1984   General Partner of             1            None
546 Fifth Avenue         Chairman of                       Glickenhaus & Co. (1961
7th Floor               the Board and                      to present).
New York, NY 10036        President
(03/14)

*Each Trustee serves until (s)he resigns or is removed in accordance with the Fund's Amended and Restated Agreement and Declaration of Trust.

**Designates  an  "interested  person"  of the Fund as that term is  defined  in
Section 2(a)(19) of the 1940 Act. Mr. Glickenhaus is deemed to be interested person because of his affiliation with the Adviser.

Officers Who Are Not Trustees
-----------------------------

  Name, Address, and             Position(s)             Term of Office -           Principal Occupation(s)
  Month/Year of Birth          Held with Fund         Length of Time Served          During Past 5 Years
  -------------------          --------------         ---------------------         -----------------------
Michael J. Lynch            Senior Vice President       Since March 1997            Director, Unit Trust
Glickenhaus & Co.                                                                   Department Glickenhaus &
546 Fifth Avenue                                                                    Co. (1997 to present).
7th Floor
New York, NY 10036-
5000
(07/62)

Kinga Kapuscinski               Secretary               Since December 2004         Assistant Counsel, BISYS
BISYS Fund Services, Inc.                                                           Fund Services, Inc. (2004
100 Summer Street                                                                   - present); Associate,
Ste. 1500                                                                           Goodwin Procter LLP (2001
Boston, MA 02110                                                                    - 2004); Federal Law
(06/72)                                                                             Clerk, U.S. District Court
                                                                                    for the District of
                                                                                    Massachusetts
                                                                                    (1999-2001).


Frederick J. Schmidt      Chief Compliance Officer       Since June 2004            Senior Vice President and
585 Stewart Avenue                                                                  Chief Compliance Officer,
Garden City, NY 11530                                                               CCO Services of BISYS
(07/59)                                                                             Fund Services, Inc.,
                                                                                    since 2004; Chief
                                                                                    Compliance Officer of
                                                                                    four other investment
                                                                                    companies or fund
                                                                                    complexes for which CCO
                                                                                    Services of BISYS Fund
                                                                                    Services, Inc. provides
                                                                                    compliance services,
                                                                                    since 2004; President,
                                                                                    FJS Associates
                                                                                    (regulatory consulting
                                                                                    firm) from 2002 to 2004;
                                                                                    Vice President, Credit
                                                                                    Agricole Asset
                                                                                    Management, U.S. from
                                                                                    1987 to 2002.

Aaron J. Masek                    Treasurer               Since June 2005           Director, Fund
BISYS Fund Services, Inc.                                                           Administration & Oversight
3435 Stelzer Road                                                                   Services, BISYS Fund
Columbus, OH 43219                                                                  Services, Inc., 1997 to
(01/74)                                                                             Present.

      As of June 1, 2006, to the knowledge of the Administrator, the Officers and the Trustees of the Fund, as a group, owned less than 1% of the outstanding voting shares of the Fund and no one shareholder owned 5% or more of the outstanding shares of the Fund. As of December 31, 2005, the dollar range of equity securities owned by each Trustee in the Fund was as follows:

                                                            Aggregate Dollar
                                                            Range of Equity
                                                           Securities in All
                                                           Funds Overseen by
                              Dollar Range of Equity      Trustee in Family of
Name of Trustee               Securities in the Fund      Investment Companies
---------------               ----------------------      --------------------
Independent Trustees
--------------------
Edward Falkenberg                      None                       None

Edward A. Kuczmarski               $1 - $10,000               $1 - $10,000

Caroline E. Newell                     None                       None

John P. Steines, Jr.            $50,001 - $100,000         $50,001 - $100,000

Interested Trustee
------------------
Seth M. Glickenhaus                    None                       None

Committees
----------

      Currently,  the  Board  of  Trustees  has an  audit  committee,  which  is comprised of solely Independent Trustees. The members of the audit committee are: Edward Falkenberg, Edward A. Kuczmarski, Caroline E. Newell, and John P. Steines, Jr. Among other things, the audit committee, which met twice during the fiscal year ended February 28, 2006, (i) recommends to the Board of Trustees the selection of an independent registered public accounting firm; (ii) annually reviews the scope of the proposed audit; (iii) reviews the annual audit with the independent registered public accounting firm and the annual financial statements of the Fund; and (iv) approves all audit and non-audit services rendered to the Fund by the Fund's independent registered public accounting firm and all non-audit services rendered to the Adviser.

Code of Ethics
--------------

      The Fund and the Adviser (which is also the Distributor) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each Code permits investment personnel to invest in securities for their personal accounts, including securities that may be purchased by the Fund, subject to certain procedures intended to prevent abuses.

                              TRUSTEE COMPENSATION

      The following table shows the compensation paid by the Fund to the Trustees for fiscal year ended February 28, 2006.

                                              Pension or                     Total
                                              Retirement                     Compensation
                             Aggregate         Benefits       Est. Annual    from Fund and
                            Compensation   Accrued As Part    Benefits Upon  Fund Complex
    Name of Trustee        from the Fund   of Fund Expenses    Retirement    Paid to Trustees
    ---------------        -------------   ----------------   -------------  ----------------
Independent Trustees
--------------------
Edward Falkenberg             $10,750             $0               $0             $10,750

Edward A. Kuczmarski          $10,750             $0               $0             $10,750

Caroline E. Newell            $10,750             $0               $0             $10,750

John P. Steines, Jr.          $10,750             $0               $0             $10,750

Interested Trustee
------------------
Seth M. Glickenhaus              $0               $0               $0                $0

      Trustees of the Fund not affiliated with the Adviser or BISYS Fund Services receive a quarterly retainer of $1,750 and an additional attendance fee of $750 for each meeting attended. The Independent Trustees who serve on committees of the Board of Trustees receive an additional attendance fee of $750 for each committee meeting attended held on a day other than the regular quarterly meeting. The Fund provides no pension or retirement benefits to its Trustees or former Trustees.

      Certain Officers and Trustees of the Fund are affiliated with the Adviser or the Administrator. Such Officers and Trustees receive no compensation from the Fund for serving in their respective roles.

                               INVESTMENT ADVISER

      Glickenhaus & Co., the Adviser, was founded in 1961 by Seth M. Glickenhaus, who is Chairman of the Board of Trustees and President of the Fund and a general partner and a controlling person of the Adviser. The Adviser managed approximately $1.3 billion of equity and fixed-income securities as of December 31, 2005, and acts as a securities broker-dealer and as sponsor of Empire State Municipal Exempt Trust, Empire Guaranteed Services and Empire Maximus AMT Series A, which are unit investment trusts.

      The Adviser serves as the Fund's investment adviser pursuant to an Investment Advisory Agreement with the Fund dated as of July 1, 1988. Pursuant to the Investment Advisory Agreement, the Adviser provides investment research, advice and supervision to the Fund and is responsible for formulating a continuous program for investment of the Fund's assets, subject to the general supervision of the Fund's Trustees. The Adviser places orders for all purchases and sales of the Fund's portfolio securities. The Adviser also compensates its own partners and employees who serve as trustees or officers of the Fund.

      The compensation payable to the Adviser under the Investment Advisory Agreement is a monthly fee based on the average NAV of the Fund, determined at the close of each business day during the month, at the following annual rates:
0.40% of the first $100,000,000 of average daily NAV and 0.3333% of any excess of average daily net assets over $100,000,000. The Adviser's compensation under the Investment Advisory Agreement is subject to reduction to the extent that in any year the Fund's expenses, including the Adviser's fee, exceed 1.50% of the Fund's average annual net assets.

      The Fund pays all expenses not assumed by the Adviser, including, without limitation, auditing, legal, pricing of portfolio securities, custodial, shareholder servicing, shareholder reporting, registration and blue sky expenses.

      As indicated under "Portfolio Transactions" below, the Adviser may place Fund portfolio transactions with broker/dealers who furnish the Adviser, without cost to the Adviser, certain research, statistical and quotation services of value to the Adviser and its affiliates in advising the Fund and other clients. In so doing, the Adviser may cause the Fund to pay greater brokerage commissions than it might otherwise pay. See "Portfolio Transactions."

      The Investment Advisory Agreement provides that the Adviser shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of the Adviser.

      The Investment Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, on not more than 60 days' written notice. It may be amended only by a vote of the shareholders of the Fund. The Agreement also terminates without payment of any penalty in the event of its assignment, as such term is defined in the 1940 Act. The Agreement provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders and, in either case, by a majority of the Independent Trustees of the Fund cast in person at a meeting called for such purpose. The vote of the shareholders required is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

      For the fiscal years ended February 29, 2004, February 28, 2005, and February 28, 2006, the Fund paid the Adviser $456,898, $437,779, and $417,299, respectively, in fees.

      Voluntary Expense Limitation. The Adviser has voluntarily agreed, until further notice to the Fund, to limit the total expenses of each class of the Fund to the annual rate of 1.50% of the Fund's average net assets of such class. In the event the Adviser terminates its voluntary agreement, the Fund's Prospectus will be supplemented. As noted in the Prospectus, neither class' total expenses exceeded this cap during the most recent fiscal year.

Portfolio Transactions
----------------------

      Investment Decisions. Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients at the same time that it is sold for one or more other clients. In some instances, one client may sell a particular security to another client. It also happens that two or more clients simultaneously buy or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser is equitable to each and in accordance with the amount being purchased or sold by them. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

      Brokerage and Research Services. It is anticipated that most purchases and sales of portfolio investments will be with underwriters of or dealers in New York Tax Exempt Bonds and other tax-exempt securities, acting as principal. Accordingly, it is not anticipated that the Fund will pay significant brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, where most of the Fund's portfolio transactions will be effected, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriters or dealer.

      The Adviser will place all orders for the purchase and sale of portfolio securities for the Fund and will buy and sell securities for the Fund through a substantial number of dealers. In so doing, the Adviser will use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind the Fund's best interests, considers all factors it deems relevant, including, for example, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the dealer involved and the quality of service rendered by the dealer in other transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser will receive research, statistical and quotation services from many dealers with which the Adviser places the Fund's portfolio transactions. These services, which in some instances may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser receives such services.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934 and by the Investment Advisory Agreement, the Adviser may cause the Fund to pay a dealer which provides "brokerage and research services" (as defined in such Act) to the Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another dealer would have charged for effecting that transaction. The Adviser's authority to cause the Fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time.

      Pursuant to conditions set forth in rules of the SEC, the Fund may purchase securities from an underwriting syndicate of which the Adviser is a member (but not from the Adviser itself). Such conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Trustees.

      In addition, subject to the provisions of the 1940 Act and to policies of the Trustees adopted from time to time, the Adviser may also act as agent in connection with the purchase and sale of portfolio securities which are not effected on a stock exchange. Under such circumstances, the Adviser would receive and retain a commission from the Fund for its services.

      During the fiscal years ended February 29, 2004, February 28, 2005, and February 28, 2006, the Fund paid no brokerage commissions.

Principal Underwriter
---------------------

      Glickenhaus & Co. (in such capacity, the "Distributor"), 546 Fifth Avenue, 7th Floor, New York, New York 10036-5000, is the principal underwriter of shares of the Fund, which are offered continuously. The Distributor is not obligated to sell any specific amount of shares of the Fund and will purchase shares for resale only against orders for shares. The Fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing prospectuses sent to existing shareholders. The Distributor pays the cost of printing and distributing all other prospectuses. Since January 1995, shares of the Fund have been offered solely on a no-load basis.

Administrator and Fund Accountant
---------------------------------

      Pursuant to an Administration Agreement dated October 1, 1996, as amended on January 1, 2000 and September 21, 2001, the Administrator, BISYS Fund Services Ohio, Inc., provides various administrative services and personnel necessary for the operations of the Fund. For providing such services and personnel, the Administrator receives a monthly fee, based on the average NAV of the Fund, calculated daily, at the following rate: 0.15% of the Fund's average daily net assets, subject to an annual minimum fee of $200,000, plus reimbursement for certain other expenses. In addition, BISYS Fund Services Ohio, Inc. receives $3,000 for the preparation and filing of each Form N-Q.

      For each of the fiscal years ended February 29, 2004, February 28, 2005, and February 28, 2006, the Fund paid the Administrator $200,000, $200,000 and $206,000, respectively, in fees under the Administration Agreement.

      The Fund Accountant provides the Fund with certain accounting and related services, pursuant to a Fund Accounting Agreement dated October 1, 1996, as amended on January 1, 2000. For its services under the Fund Accounting Agreement, the Fund Accountant receives a monthly fee at the rate of 0.03% of the Fund's average daily net assets, subject to an annual minimum fee of $40,000, and $10,000 for each additional class of shares after the first class, plus reimbursement for certain other expenses.

      For the fiscal years ended February 29, 2004, February 28, 2005, and February 28, 2006, the Fund paid the Fund Accountant $60,453, $62,989, and $63,708, respectively, in fees and expenses under the Fund Accounting Agreement.

      The Fund has also entered into a compliance services agreement with BISYS Fund Services Ohio, Inc. (the "Compliance Services Agreement"). Pursuant to the terms of the Compliance Services Agreement, BISYS Fund Services Ohio, Inc. makes available an individual to serve as the Fund's chief compliance officer. The chief compliance officer is responsible for administering the Fund's compliance policies and procedures and annually reviewing the compliance policies and procedures of the Fund and the Fund's service providers in accordance with Rule 38a-1 under the 1940 Act. As compensation for the services rendered by BISYS Fund Services Ohio, Inc. under the Compliance Services Agreement, the Fund paid BISYS Fund Services Ohio, Inc. $54,095 for the fiscal year ended February 28, 2006. For the period October 1, 2005 to September 30, 2006, the Fund has agreed to pay BISYS Fund Services Ohio, Inc. an annual fee of $60,000, plus out-of-pocket expenses.

Transfer Agent
--------------

      BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as transfer agent of the Fund's assets (in such capacity, the "Transfer Agent"). Since April 15, 1996, the Fund's shares have been divided into two classes: the Premier Class and the Builder Class. The transfer agency fees associated with each Class are allocated to that Class. The transfer agency fee is a specified dollar amount per shareholder account and is the same for each Class. As of January 1, 2000, the Transfer Agency Agreement was amended to provide for fees for each open and each closed shareholder account, subject to a minimum fee for the Fund and an additional minimum fee for each additional class after the first share class. Since the average size of Premier Class accounts is higher than for Builder Class accounts, the Premier Class bears lower transfer agency fees as a percentage of the aggregate net assets of the class.

                                PORTFOLIO MANAGER

      The portfolio manager of the Adviser responsible for the day-to-day management of the Fund is James R. Vaccacio. Other than the Fund, Mr. Vaccacio does not manage any registered investment companies or pooled investment vehicles; however, he does manage two other accounts. The total assets of the two other accounts are approximately $2,060,000. Mr. Vaccacio does not receive any compensation from the Adviser or Fund for his management of the two other accounts and does not receive advisory fees based on performance.

      When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. Generally, the risks of such conflicts of interests are increased to the extent that the portfolio manager has a financial incentive to favor one account over another. The Fund does not believe that any material conflicts are likely to arise out of the Mr. Vaccacio's management of the other accounts. Those accounts present limited opportunity for conflicts of interest with respect to the Fund because they do not have similar investment objectives as the Fund and generally do not invest in the same types of securities. In addition, the Adviser has policies and procedures, enforced by the Adviser's compliance department, designed to address potential conflicts of interest relating to the allocation of investment opportunities by its managers. Further, the Fund's Code of Ethics addresses potential conflicts of interest and requires access persons to obtain pre-clearance before acquiring beneficial ownership of Fund securities issued pursuant to an initial public offering or a limited offering.

      As of February 28, 2006, Mr. Vaccacio did not own any shares of the Fund.

      Mr. Vaccacio is compensated by the Adviser for the management of the Fund on the basis of a fixed salary plus a bonus. His base salary is reviewed annually and adjusted on consideration of various factors, including, among others, experience, quality of performance record and breadth of management responsibility. The bonus portion of Mr. Vaccacio's compensation is determined by the Adviser's performance.

                        DETERMINATION OF NET ASSET VALUE

      The NAV per share of the Fund will be determined once on each day on which the New York Stock Exchange (the "Exchange") is open, at the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time), and on any other day on which there is sufficient trading in the Fund's portfolio securities to affect the NAV of shares of the Fund, if shares of the Fund are sold, repurchased or redeemed on such day, in the following manner: Tax exempt securities (including New York Tax Exempt Bonds) will be stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. At the date of this SAI, this service is furnished by one of the following independent pricing agents: FT Interactive Data Corporation, S&P (formerly J.J. Kenny), Reuters Limited, Bloomberg LP, and Merrill Lynch. The Fund believes that reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities. As a result, depending on the particular tax-exempt securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon prices provided by pricing services or otherwise based on fair value determined under procedures approved by the Trustees. Tax exempt and non-tax exempt securities for which market quotations are readily available will be stated at market value, which is currently determined using the last reported sale price, or, if no sales are reported, as in the case of most securities traded over-the-counter, the last reported mean price, except that U.S. government securities will be stated at the mean between the last reported bid and ask prices. Short-term notes having remaining maturities of 60 days or less will be stated at amortized cost, which approximates market. All other securities and other assets will be valued at fair value using methods approved in good faith by the Trustees. Liabilities will be deducted from the total, and the resulting amount will be divided by the number of shares outstanding.

       The Fund will not calculate NAV on certain holidays, including New
Year's Day, Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      Generally, trading in certain securities, such as tax exempt securities, corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the NAV of the Fund's shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith under procedures approved by the Trustees.

                               PURCHASE OF SHARES

      The Prospectus contains a general description of how investors may buy shares of the Fund. This SAI contains additional information that may be of interest to investors. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares.

      The Fund's shares may be purchased from broker/dealers who are members of the National Association of Securities Dealers, Inc. and have sales agreements with the Distributor ("Qualified Dealers") in states where shares are qualified for offer and sale. The price of shares to the investor is the NAV for the relevant class of shares next determined after acceptance of an order by the Transfer Agent. The NAV of each class is computed once daily on each day that the Exchange is open as of the close of regular trading (the "closing time") on the Exchange. At the date of this SAI, the close of regular trading is normally 4:00 p.m., Eastern time, but this time may be changed. The NAVs so determined become effective at the Exchange closing time. Orders for shares of the Fund received by Qualified Dealers prior to the Exchange closing time are confirmed by the Transfer Agent at the relevant NAV determined as at such closing time, provided the order is received and accepted by the Transfer Agent prior to its close of business at 4:00 p.m. Eastern time. It is the responsibility of the dealer to transmit such orders so that they will be received by the Transfer Agent prior to its close of business. Orders received by the Transfer Agent subsequent to the Exchange closing time will be confirmed at the relevant NAV determined at the closing time on the next day the Exchange is open. The Distributor will purchase shares from the Fund at NAV and sell them to Qualified Dealers.

      The two classes of shares offer different services and features. Premier Class shares bear lower transfer agency costs (as a percentage of average net assets) and therefore generate a higher investment return. Shareholders should choose between the two classes based upon whether they meet the higher minimum account size for the Premier Class, or whether they desire the benefits of the additional services and features associated with the Builder Class.

      If the balance in a shareholder's account is less than an amount set by the Trustees (currently 20 shares in the Builder Class and $20,000 in the Premier Class), the Fund may close the account involuntarily and send the proceeds to the shareholder. A shareholder will receive at least 60 days' written notice before an account is closed (during which time he can avoid termination by increasing his share ownership above the minimum). The Fund may also redeem shares in an account in excess of an amount, which may be set from time to time by the Trustees. In the event such a maximum account size is adopted in the future, the Fund's Prospectus will be supplemented to describe it.

      Expenses. Each class of shares bears the transfer agency costs associated with that class of shares. In addition, Premier Class shareholders bear certain charges for the check writing service, exchanges and historical account information, as explained above. All other expenses of the Fund are borne by the Fund as a whole and are allocated pro rata based on the NAVs of the outstanding shares of the two classes of shares.

                               INVESTMENT PROGRAMS

      Investment Account. When a shareholder makes an initial investment in the Fund, an open account (hereinafter referred to as an "Investment Account") will be established for him, her or it on the books of the Fund by the Administrator.

      For the Builder Class, the minimum investment to open an account is $1,000. The minimum for additional investments in an account is $100. However, these investment minimums do not apply to automatic investment into the Fund of distributions from the unit investment trusts described below (see "Unit Investment Trusts").

         For the Premier Class, the minimum investment to open an account is $20,000. The minimum amount for additional investments is $100, except that the $100 minimum does not apply to automatic investments into the Fund of distributions from the unit investment trusts described below (see below "Unit Investment Trusts"). If the balance in a Premier Class shareholder's account falls below $20,000 as a result of redemptions from the account, the shareholder will be notified and will have two months within which to bring the account size back to $20,000. If the shareholder does not do so, the Fund will convert the shareholder's account from Premier Class to Builder Class shares.

      All purchases by mail will be made at the relevant NAV determined at the close of regular trading on the Exchange on the day of receipt by the Transfer Agent (if such day is a trading day, or, if not, on the first trading day thereafter). The shares are sold to the shareholder by the dealer, for whom the Transfer Agent acts as agent. Purchases other than by mail will be made at the relevant NAV per share next determined after receipt of the order, as described under "Purchase of Shares."

      By opening an Investment Account, the shareholder authorizes the Fund to hold his shares on "deposit" with the Transfer Agent. Shares held in an Investment Account may be redeemed as described under "Repurchase and Redemption of Shares." Each time shares are credited to or withdrawn from an Investment Account (except pursuant to an investment plan, or in connection with certain automatic investments or reinvestments in the Fund, as described below), the shareholder receives a statement showing the current transaction, prior transactions in the account during the calendar year to date, and the current number of shares held therein. When shares are invested pursuant to an investment plan, the shareholder receives a statement within five business days following such transaction. Shareholders who have elected to have their distributions of net interest income from the Fund automatically reinvested in shares of the Fund, and shareholders of certain unit investment trusts who have elected to have distributions from such trusts automatically invested in shares of the Fund (see "Unit Investment Trusts" below), will receive a single quarterly statement confirming the amount of these automatic investments and reinvestments in the Fund during the quarter. At the end of each year a complete annual statement of share transactions is mailed to each shareholder.

      Unless otherwise indicated in writing by the shareholder, all income dividends on the dividend payment date and any distributions of capital gains on the record date are credited to the Investment Account in additional shares of the same class on the basis of the closing NAV for that class on such respective dates. However, the shareholder may instead elect to receive distributions of income dividends in cash and capital gain distributions in additional shares of the same class, reinvested at the relevant NAV on the record date, or to receive both dividends and capital gain distributions in cash. A shareholder may change this distribution option at any time by written notification to the Transfer Agent. The change will be effective for the next distribution provided it is received prior to the record date for that distribution.

      The provisions applicable to Investment Accounts may be amended without penalty by the Fund on 30 days' prior written notice to the shareholders. An Investment Account does not assure a profit or offer protection against depreciation in declining markets.

      Automatic Investment Program. Voluntary monthly investments of at least $100 may be made automatically by pre-authorized withdrawals from your bank checking account. Please call 1-800-847-5886 for more information about how to establish an automatic investment program.

      Reinvestment of Dividends and Distributions. Purchases of shares of either class may be made by reinvestment of dividends and capital gains distributions paid by the Fund on shares of that class. These purchases are made for you by the Fund at NAV for your class of shares.

      Redemption of Shares. Redemption or repurchase of shares is a taxable event and gain or loss must be recognized. However, to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the Fund, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.

      You can redeem your shares to the Fund on any day the Exchange is open, either directly to the Fund (by sending a letter) or through your investment dealer. The Fund will redeem only shares for which it has received payment.

      The Fund generally sends you payment for your shares the next business day. However, if shares are redeemed through an investment dealer, payment is made to that dealer. When you redeem shares, you may realize a capital gain or loss depending on the difference between what you paid for your shares and what you received for them.

      The Transfer Agent usually requires additional documentation to sell shares registered in the name of a corporation, agent or fiduciary, or if you are a surviving joint owner. Contact the Transfer Agent at 1-800-847-5886 for details.

      Shareholders wishing to redeem shares by drawing checks on their accounts must first complete the signature card (and resolution, if the shareholder is not an individual) provided with the application. Upon receiving the properly completed application, card and resolution, the Transfer Agent will provide you with checks drawn on Huntington National Bank. These checks may be made payable to the order of any person in the amount of $500 or more for the Builder Class and $5,000 or more for the Premier Class. When a check is presented for payment, a sufficient number of full and fractional shares in your account will be redeemed to cover the amount of the check.

      Shareholders utilizing checks will be subject to Huntington National Bank's rules governing checking accounts. You should make sure that there are sufficient shares in your account to cover the amount of any check drawn, since the NAV of shares will fluctuate. If insufficient shares are in the account, the check will be returned marked "insufficient funds" and no shares will be redeemed. It is not possible to determine in advance the total value of the entire account because dividends declared on shares held in the account or prior redemptions and possible changes in NAV may cause the account to change in amount.

      You may elect to redeem shares by telephoning a redemption request through a participating investment dealer. Your dealer must receive your request before the close of regular trading on the Exchange and transmit it to the Transfer Agent before 4:00 p.m. Eastern time to receive that day's price. Your dealer will be responsible for furnishing all necessary documentation to the Transfer Agent and may charge for its services.

      Other Redemption Information: Requests must include the following documentation: (a) a letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered;
(b) any required signature  guarantees (see "Signature  Guarantees"  below); and
(c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

      Signature Guarantees: To protect shareholder accounts, the Fund and the Transfer Agent from fraud, signature guarantees are required to enable the Fund to verify the identity of the person who has authorized a redemption from an account. Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request. Stock power forms are available from your investment dealer, the Transfer Agent and many commercial banks. Shareholders may contact the Transfer Agent at 1-800-857-5886 for further details.

      Unit Investment Trusts. Certificate holders of unit investment trusts sponsored by the Adviser may arrange to have their distributions from such unit investment trusts automatically invested in shares of the Fund. Contact the Adviser for information.

                                      TAXES

      The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income tax and New York State and City personal income taxes.

Federal Income Tax
------------------

      The Fund has qualified and intends to elect to be treated and qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). The Fund intends to take all other action required to ensure that no federal income taxes will be payable by the Fund and that the Fund may pay "exempt-interest dividends." The Fund will be qualified to pay exempt-interest dividends to its shareholders if, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets are invested in obligations the interest on which is exempt from federal income tax. If the Fund meets these requirements, its net interest income on obligations exempt from federal income tax, when distributed to shareholders and properly designated by the Fund as exempt-interest dividends, is exempt from federal income tax in the hands of the Fund's shareholders but may be taxable for federal alternative minimum tax purposes both for individual and corporate shareholders and for state and local tax purposes. If the amount of the Fund's distributions designated as exempt-interest dividends exceeds the Fund's net exempt interest, the amount of such excess may be treated as a taxable dividend to shareholders to the extent of the expenses incurred by the Fund in earning tax-exempt income. If you receive Social Security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Fund may have on the federal taxation of your benefits. The Fund's present policy is to designate exempt-interest dividends annually. Under the Code, part or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a regulated investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes in proportion to the percentage that the Fund's distributions exempt from federal income tax bears to all of the Fund's distributions, excluding distributions from long-term capital gains. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult their tax advisers before purchasing Fund shares.

      The Fund must also meet certain other requirements to qualify as a regulated investment company under the Code. At the end of each fiscal quarter, at least 50% of the market value of the Fund's total assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer. Because New York Tax Exempt Bonds are not voting securities, the only effective limitation with respect to 50% of the Fund's assets is the 5% limitation above. Also, at the end of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested (a) in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls, and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses, or (b) in the securities of one or more qualified publicly traded partnerships (as defined below). For purposes of meeting this diversification requirement, in the case of the Fund's investments in loan participations the issuer may be the financial intermediary or the borrower. Because of the relatively small number of issuers of investment-grade New York Tax Exempt Bonds, the Fund may use its ability as a non-diversified fund to concentrate its assets in the securities of a few issuers, which the Adviser deems to be attractive investments, rather than invest in a larger number of securities merely to satisfy diversification requirements. While the Adviser believes that this ability to concentrate the investments of the Fund in particular issuers is an advantage when investing in New York Tax Exempt Bonds, such concentration involves an increased risk of loss to the Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline. There is no assurance that the Fund will be able to meet its investment objective.

      In addition, to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, the Fund must: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below); and
(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is used in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income for such year.

      In general, for purposes of the 90% gross income requirement  described in
(a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in
(a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of the 10% limitation above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

      If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

      A  nondeductible  excise  tax at the  rate of 4% will  be  imposed  on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the twelve-month period ending on October 31, plus undistributed amounts from the prior year. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared and payable to shareholders of record on a date in October, November, or December and paid by the Fund during the following January will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

      For federal income tax purposes, distributions of investment income (other than exempt-interest dividends) are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011.

      The Fund will be required to withhold and remit to the U.S. Treasury a percentage of all taxable dividends and other distributions paid to, and proceeds of share sales, exchanges, or redemptions made by, any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported income in the past, or fails to certify to the Fund that he is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The back-up withholding rate is 28% for amounts paid though 2010. The back-up withholding rate will be 31% for amounts paid after December 31, 2010.

      Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's NAV also reflects unrealized losses. After the end of each calendar year, shareholders will receive information as to the tax status of distributions made by the Fund during such calendar year.

      Foreign shareholders may be subject to special withholding requirements. The foregoing is intended only as a general summary of the federal income tax consequences of investing in the Fund and is not intended to constitute advice or counseling. Shareholders should consult their own tax advisers about the tax consequences of an investment in the Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisers about consequences under foreign, state, local or other applicable tax laws.

New York State and City Personal Income Tax and Other State Taxes
-----------------------------------------------------------------

      Distributions received from the Fund are exempt from New York State and New York City personal income tax to the extent such distributions are derived from interest attributable to obligations of the State of New York or its political subdivisions, and obligations of U.S. possessions, such as the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such dividends are properly designated as such and constitute exempt-interest dividends under Section 852(b)(5) of the Code. Therefore, distributions received from the Fund derived from interest on New York Tax Exempt Bonds will be exempt from New York State and New York City personal income tax. Distributions of investment company income (other than exempt-interest dividends) and long-term capital gains generally will be subject to New York State and New York City personal income taxes for shareholders who are subject to New York tax, whether paid in cash or reinvested in additional shares. For New York State and New York City personal income tax purposes, distributions of net long-term capital gains will be taxable at the same rate as ordinary income.

      The foregoing relates to federal income taxation and to New York State and City personal income taxation as in effect as of the date of this SAI. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York State corporate franchise tax and to the New York City general corporation tax if received by a corporation subject to those taxes, to state taxes in states other than New York and to local taxes in cities other than New York City. The foregoing is a general summary of the tax implications of investing in the Fund and is not intended to, and does not, constitute advice to any particular investor. Investors are encouraged to consult their own tax advisers regarding the treatment of distributions by the Fund.

      The Fund is organized as a Massachusetts business trust. Under current law, so long as it qualifies as a "regulated investment company" under the Code, the Fund itself is not liable for any income or franchise tax in The Commonwealth of Massachusetts.

              AUTOMATIC WITHDRAWAL PROGRAM FOR BUILDER CLASS SHARES

      An investor who owns or buys Builder Class shares valued at $5,000 or more at NAV may open a Withdrawal Plan and have a designated sum of money paid monthly (or quarterly) to the investor or another person. Shares are deposited in a Withdrawal Plan account and all distributions are reinvested in additional Builder Class shares at NAV (except where the Withdrawal Plan is utilized in connection with a charitable remainder trust). Shares in a Withdrawal Plan account are then redeemed at NAV to make each withdrawal payment. Redemptions for the purpose of withdrawals are made on the first business day of the month at that day's closing NAV, and checks are mailed on the second business day of the month. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust vested principal, especially in the event of a market decline. The cost of administering these Withdrawal Plans for the benefit of those shareholders participating in them is borne by the Fund as an expense of all Builder Class shareholders. The Fund or the Distributor may terminate or change the terms of the Withdrawal Plan at any time. The Withdrawal Plan is fully voluntary and may be terminated by the shareholder at any time without the imposition by the Fund of any penalty.

         Since the Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the Withdrawal Plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Fund makes no recommendations or representations in this regard.

      The Withdrawal Plan is not available to shareholders who use the Fund's check writing privilege (which is described in the Prospectus).

                              SHAREHOLDER LIABILITY

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Amended and Restated Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations and is therefore considered remote.

                               SHAREHOLDER VOTING

      Each share has one vote, with fractional shares voting proportionally. The Fund does not hold regular annual shareholders' meetings, although special meetings may be called from time to time. Shares are freely transferable, are entitled to dividends as declared by the Trustees and, if the Fund were liquidated, would receive the net assets of the Fund.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      PricewaterhouseCoopers LLP, located at 100 East Broad Street, Columbus, Ohio 43215, is the Fund's independent registered public accounting firm, providing audit services, tax return preparation services and assistance and consultation with review of SEC filings.

                              FINANCIAL STATEMENTS

      The audited financial statements appearing in the most current Annual Report are incorporated herein by reference and have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting. Copies of such Annual Report are available upon request and without charge.

                                    CUSTODIAN

      State Street Bank and Trust Company (the "Custodian"), located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

                                   APPENDIX A

                               INVESTMENT RATINGS

Ratings of Tax Exempt Bonds.
----------------------------

      The four highest ratings of Moody's for tax exempt securities are Aaa, Aa, A and Baa. Tax-exempt securities rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to tax exempt securities which are of "high quality by all standards", but as to which margins of protection or other elements make long-term risks appear somewhat larger than for Aaa rated tax-exempt securities. The Aaa and Aa rated tax exempt securities comprise what are generally known as "high grade bonds." Tax-exempt securities that are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated tax exempt securities are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Tax-exempt securities rated Baa are considered as "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such tax-exempt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. Those securities in the A and Baa groups, which Moody's believes possess the strongest investment attributes, are designated by the symbols A1 and Baa1. Other A and Baa securities comprise the balance of their respective groups. These rankings
(1) designate the securities which offer the maximum in security within their quality group, (2) designate securities which can be bought for possible upgrading in quality and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

      Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans bearing the MIG 1 designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG 2 designation are of high quality, with margins of protection ample although not so large as in the preceding group.

      The four highest ratings of S&P for tax exempt securities are AAA, AA, A and BBB. Tax exempt securities rated AAA bear the highest rating assigned by S&P to a debt obligation and indicate an extremely strong capacity to pay principal and interest. Tax-exempt securities rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Securities rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by S&P, indicates an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for securities in this category than for securities in the A category.

Ratings of Corporate Obligations.
---------------------------------

      The Moody's corporate obligations ratings of Aaa, Aa, A and Baa and the S&P corporate obligations ratings of AAA, AA, A and BBB do not differ materially from those set forth above for tax exempt securities.

Ratings of Commercial Paper.
----------------------------

      The commercial paper ratings of A-1 by S&P and Prime-1 by Moody's are the highest commercial paper ratings of the respective agencies. The issuer's earnings, quality of long-term debt, management and industry position are among the factors considered in assigning such ratings.


                                      A-1